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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20579



                   _________________________



                           FORM 8-K
                        CURRENT REPORT



            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



               Date of Report (Date of earliest
               event reported) - April 15, 1994



                    SUBURBAN BANCORP, INC.

    (Exact name of registrant as specified in its charter)


    Delaware            0-11138             36-3150316
(State of other       (Commission          (IRS Employer
jurisdiction of       File Number)       Identification No.)
incorporation)


50 North Brockway, Palatine, Illinois           60067
(Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:
(708) 359-1077

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Item 5.  Other Events

          On April 15, 1994, the Registrant entered into a

Merger Agreement by and among Bank of Montreal ("BMO"), Harris

Bankmont, Inc. ("HBI") and the Registrant (the "Merger

Agreement").  Pursuant to the Merger Agreement, the Registrant

will be merged (the "Merger") with and into HBI, a subsidiary of BMO (the "Surviving Corporation").  In the Merger, each

share of the Registrant's Class A Common Stock and Class B

Common Stock, each $1.00 par value, issued and outstanding

immediately prior to the time when the Merger shall become

effective, other than any shares of Dissenting Company Stock

(as defined in the Merger Agreement), shall be converted into the right to receive either (i) if the BMO Stock Price (as

defined in the Merger Agreement) is greater than or equal to

U.S. $18.1059 (the "Floor Price") and less than or equal to

U.S. $20.9646 (the "Ceiling Price"), 3.9352 Common Shares, no

par value, of BMO Common Stock; (ii) if the BMO Stock Price is greater than the Ceiling Price, the number of shares of BMO

Common Stock equal to U.S. $82.50 divided by the BMO Stock

Price; or (iii) if the BMO Stock Price is less than the Floor

Price, the number of shares of BMO Common Stock equal to U.S.

$71.25 divided by the BMO Stock Price.  It is expected that

the Merger will qualify as a tax-free reorganization under

Section 368(a) of the Internal Revenue Code.  The consummation of the Merger is subject to receipt of the approval of the

stockholders of the Registrant and all applicable regulatory approvals.

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          Also on April 15, 1994, certain Stockholders of the

Registrant entered into the Voting Agreement (the "Voting

Agreement"), among BMO and the Stockholders of the Registrant parties thereto, pursuant to which such Stockholders, owning shares representing more than a majority of the voting power of the Registrant, agreed, among other things, to vote their shares in favor of the Merger Agreement and against certain

other transactions.

          The foregoing is qualified in its entirety by

reference to the Merger Agreement, the Voting Agreement and

the Registrant's press release dated April 15, 1994, copies of which are attached as exhibits hereto and which are hereby

incorporated by reference herein.  The Merger Agreement

contains provisions with respect to the definition of BMO

Stock Price, conditions to closing and termination provisions.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(2) (a) Merger Agreement, dated as of April 15, 1994, by and among Bank of Montreal, Harris Bankmont, Inc. and the Registrant

    (b) Voting Agreement, dated as of April 15, 1994, by and among Bank of Montreal and the Stockholders of the Registrant parties thereto

(20)(a)   Press release, dated April 15, 1994

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                           SIGNATURE



          Pursuant to the requirements of the Securities

Exchange Act of 1934, the Registrant has duly caused this

report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SUBURBAN BANCORP, INC.



Date: April 18, 1994          By: /s/ Gerald F. Fitzgerald Jr.
                              Name:  Gerald F. Fitzgerald Jr.
                              Title: President

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                         EXHIBIT INDEX



                                                  Sequentially
 Exhibit         Description                      Numbered Page

 (2) (a)         Merger Agreement, dated as of
                 April 15, 1994, by and among
                 Bank of Montreal, Harris
                 Bankmont, Inc. and the
                 Registrant
     (b)         Voting Agreement, dated as of
                 April 15, 1994, by and among
                 Bank of Montreal and the
                 Stockholders of the Registrant
                 parties thereto

 (20)(a)         Press Release, dated April 15,
                 1994